UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 17, 2004
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-HE6 Mortgage Pass-Through Certificates, Series 2004-HE6)

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            (Exact name of registrant as specified in its charter)


        Delaware                   333-113543-13                13-3939229
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 761-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Registrant's 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on September 9, 2004 (the "Prior 8-K Filing") is hereby amended. Attached as Exhibit 4 is the final Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2004-HE6 Mortgage Pass-Through Certificates, Series 2004-HE6 to replace the Pooling and Servicing Agreement attached as Exhibit 4 to the Prior 8-K Filing. On August 25, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as a servicer, Chase Manhattan Mortgage Corporation, as a servicer, a Countrywide Home Loans Servicing LP, as a servicer, NC Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2004-HE6 Mortgage Pass-Through Certificates, Series 2004-HE6 (the "Certificates"), issued in thirteen classes. The Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of August 25, 2004 of $638,127,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of August 20, 2004 by and among the Company and the Underwriters.


      The Pooling and Servicing Agreement attached as an Exhibit hereto corrects the initial principal balance of the Class X Interest.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial  Statements,   Pro  Forma  Financial  Information  and
            Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2004, by and among the Company, as a depositor, HomEq Servicing Corporation, as a servicer, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, NC Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 20, 2004                  MORGAN STANLEY ABS CAPITAL I
                                          INC.


                                       By: /s/ Valerie H. Kay
                                          ------------------------------------
                                          Name:  Valerie H. Kay
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                          Pooling and Servicing Agreement, dated            6
                           as of April 1, 2004, by and among the
                           Company, as depositor, HomEq Servicing
                           Corporation, as a servicer, Chase
                           Manhattan Mortgage Corporation, as a
                           servicer, Countrywide Home Loans
                           Servicing LP, as a servicer, NC Capital
                           Corporation, as a responsible party,
                           Accredited Home Lenders, Inc., as a
                           responsible party, and Deutsche Bank
                           National Trust Company, as trustee.